UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South,

Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01	Other Events.

On May 7, 2020, Starbucks Corporation (“Starbucks” or the “Company”) completed a public offering pursuant to an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, under which Starbucks agreed to issue and sell to the several underwriters (i) $500,000,000 aggregate principal amount of its 1.300% Senior Notes due 2022 (the “2022 Notes”), (ii) $1,250,000,000 aggregate principal amount of its 2.550% Senior Notes due 2030 (the “2030 Notes”) and (iii) $1,250,000,000 aggregate principal amount of its 3.500% Senior Notes due 2050 (the “2050 Notes” and, together with the 2022 Notes and the 2030 Notes, the “Notes”).

The Notes are being issued under the Indenture, dated as of September 15, 2016 (the “Base Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture, dated as of May 7, 2020 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

Starbucks will pay interest on the 2022 Notes on each May 7 and November 7, beginning on November 7, 2020. The 2022 Notes will mature on May 7, 2022. Starbucks may redeem the 2022 Notes at any time at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as set forth in the Indenture and accrued and unpaid interest.

Starbucks will pay interest on the 2030 Notes on each May 15 and November 15, beginning on November 15, 2020. The 2030 Notes will mature on November 15, 2030. At any time prior to August 15, 2030 (three months prior to the maturity date of the 2030 Notes), Starbucks may redeem the 2030 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as set forth in the Indenture and accrued and unpaid interest. At any time on and after August 15, 2030, Starbucks may redeem the 2030 Notes at par, plus accrued and unpaid interest.

Starbucks will pay interest on the 2050 Notes on each May 15 and November 15, beginning on November 15, 2020. The 2050 Notes will mature on November 15, 2050. At any time prior to May 15, 2050 (six months prior to the maturity date of the 2050 Notes), Starbucks may redeem the 2050 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as set forth in the Indenture and accrued and unpaid interest. At any time on and after May 15, 2050, Starbucks may redeem the 2050 Notes at par, plus accrued and unpaid interest.

In addition, upon the occurrence of a change of control triggering event relating to a particular series of the Notes (which involves the occurrence of both a change of control and a below investment grade rating of the applicable series of the Notes by Moody’s and S&P), Starbucks will be required to make an offer to repurchase such series of the Notes at a price equal to 101% of the principal amount of such series of the Notes, plus accrued and unpaid interest.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness, whether currently existing or incurred in the future. The Notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The Notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and the Seventh Supplemental Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-213645) (the “Registration Statement”) and is incorporated herein by reference. The Seventh Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference.

In addition, in connection with the public offering of the Notes, Starbucks is filing the Underwriting Agreement and certain other items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 4, 2020, by and among Starbucks Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, acting as representatives of the several underwriters named therein

4.1

Indenture, dated as of September 15, 2016, by and between Starbucks Corporation and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Starbucks Corporation Registration Statement on Form S-3 (SEC Registration No. 333-213645) filed on September 15, 2016)

4.2	Seventh Supplemental Indenture, dated as of May 7, 2020, by and between Starbucks Corporation and U.S. Bank National Association, as trustee

4.3	Form of 1.300% Senior Notes due May 7, 2022 (included in Exhibit 4.2)

4.4	Form of 2.550% Senior Notes due November 15, 2030 (included in Exhibit 4.2)

4.5	Form of 3.500% Senior Notes due November 15, 2050 (included in Exhibit 4.2)

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP

5.2	Opinion of Rachel A. Gonzalez

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

23.2	Consent of Rachel A. Gonzalez (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION
Dated: May 7, 2020
	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
executive vice president, general counsel and secretary